Exhibit 10.14(b)

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is treated by the Registrant as private or confidential.

FIRST AMENDMENT TO LICENSE AGREEMENT

This First Amendment (this “Amendment”) is effective as of July 17, 2023 (the “Amendment Date”) and is made to that certain License Agreement by and between Vanderbilt University, a not-for-profit corporation, organized and existing under the laws of the state of Tennessee (“Vanderbilt”), and Neumora Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware, with a principal place of business at 490 Arsenal Way, Suite 200, Watertown, Massachusetts, 02472 (“Neumora”) effective as of the 10th day of February, 2022 (the “Agreement”). Each of Neumora and Vanderbilt may be referred to individually as a “Party” and collectively as the “Parties”. All Capitalized terms used but not defined herein will have the meaning given to such terms in the Agreement.

RECITALS

WHEREAS, the Parties desire to make certain amendments to the Agreement to modify Neumora’s milestone payment obligations under Section 3.3 of the Agreement solely with respect to NMRA 266 (as defined below);

NOW, THEREFORE, the Parties agree to amend the Agreement as follows:

1.1 New Definitions. The following definitions are hereby inserted at the end of Article 1:

“NMRA 266” means the Licensed Product known as the “NMRA 266 compound” being developed by Neumora under the Agreement.

“Phase 1b Clinical Study” means a human clinical trial of NMRA 266 taking place after an initial Phase 1 Clinical Study, conducted in any country, involving treatment of acute schizophrenic patients for up to [***] with multiple ascending doses of NMRA 266, the principal purpose of which is a preliminary determination of safety, efficacy, dosing, pharmacokinetics, and pharmacodynamic parameters in patients with acute schizophrenia.

1.2 Amendment of Section 3.3. Section 3.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

3.3 Performance Milestone Payments. Neumora shall pay to Vanderbilt the following one-time only milestone payments for the occurrence of each respective milestone event, whether triggered by actions of Neumora or a Sublicensee or their Affiliates, at the time set forth in Paragraph 5.5.1. The milestone events listed in Table 3.3.1 and Table 3.3.2 are numbered such that each numbered milestone is payable one-time in the aggregate under either Table 3.2.1 or Table 3.3.2, whichever occurs first, but not under both tables. Each milestone payment corresponding to a numbered milestone event will be triggered by the first Licensed Product (whether NMRA 266 or otherwise) to achieve the numbered milestone event, and no separate or additional payment would be triggered by the subsequent or additional achievement of the corresponding numbered milestone event by a Licensed Product (NMRA 266 or otherwise). For example, if NMRA 266 first achieves milestone event #2 under Table 3.3.2 (i.e., [***]), the ***] milestone payment under Table 3.3.2 would be due; however, no separate milestone payment would be due if and when a Licensed Product later achieves milestone event #2 under Table 3.3.1 (i.e., [***]).

3.3.1	Developmental Milestone Payments (For Licensed Products other than NMRA 266).

With respect to Licensed Products other than NMRA 266, the following milestone payments shall apply to the occurrence of each respective milestone event detailed in the table below:

Table 3.3.1

Milestone Event	Milestone Payment
#1 [***]		[***]
#2 [***]		[***]
#3 [***]		[***]
#4 [***]		[***]

Total	U.S.$	42,000,000

3.3.2	Developmental Milestone Payments for NMRA 266.

With respect to NMRA 266, the following milestone payments shall apply for the occurrence of each respective milestone event detailed in the table below:

Table 3.3.2

Milestone Event	Milestone Payment
#1 [***]		[***]
#2 [***]		[***]
#3 [***]		[***]
#4 [***]		[***]

Total	U.S.$	42,400,000

With respect to NMRA 266, if milestone event #3 under Table 3.3.2 is triggered without milestone event #2 having previously been triggered nor the associated [***] milestone payment previously paid under either Table 3.3.1 or Table 3.3.2, then Neumora shall pay to Vanderbilt such [***] milestone payment in addition to the [***] milestone payment under milestone event #3, and at such time said [***] payment is received, milestone event #2 shall be deemed to have been achieved.

3.3.3	Commercial Milestone Payments.

Milestone Event	Milestone Payment
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]
[***]		[***]

Total	U.S.$	380,000,000

For clarity, in no event will the total amount of milestone payments payable under this Agreement exceed U.S.$422,400,000.

1.3 Notice of new address. Neumora hereby provides notice to Vanderbilt of updated notice information pursuant to Section 15.1 of the Agreement. The following address shall be used for notices to Neumora under the Agreement:

Neumora:

Neumora Therapeutics, Inc.

490 Arsenal Way, Suite 200

Watertown, MA 02138

Attention: Legal Department

Email: [***]

1.4 Counterparts; Electronic Delivery. This Amendment may be executed in counterparts, including by facsimile or by electronic scan copies delivered by email, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument. This Amendment may be executed and delivered electronically (e.g., by email of executed PDF copies or by facsimile) and upon such delivery such electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

* * * * * * *

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the Amendment Date.

NEUMORA THERAPEUTICS, INC.		VANDERBILT UNIVERSITY

By:		By:
[***]

Title:	President & CEO	Title:	Asst. Vice Chancellor, Technology Transfer

Date:	Aug 14, 2023	Date:	Jul 21, 2023